SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 1, 2018 (April 26, 2018)
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2311
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

With the retirement of Liliana C. McDaniel as the Chief Accounting Officer of Synovus Financial Corp. (the “Company”) on April 30, 2018, the Company is in the process of conducting a search for her replacement. Until such time as a new chief accounting officer is named, the performance of the chief accounting officer functions will be assumed by Kevin S. Blair, the Company’s Executive Vice President and Chief Financial Officer.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2018 Annual Meeting of Shareholders was held on April 26, 2018. Following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1

The proposal was to elect as directors the 14 nominees named in the proxy statement for the Company’s 2018 Annual Meeting of Shareholders.

Nominee	Votes For	Vote Against	Abstentions

Catherine A. Allen	239,503,899	1,246,940	587,241
Tim E. Bentsen	240,309,003	438,853	590,224
F. Dixon Brooke, Jr.	240,306,614	435,815	595,651
Stephen T. Butler	160,653,718	80,100,784	583,578
Elizabeth W. Camp	239,614,404	1,134,470	589,206
Diana M. Murphy	240,294,254	455,330	588,496
Jerry W. Nix	239,943,453	805,550	589,077
Harris Pastides	240,285,488	463,381	589,211
Joseph J. Prochaska, Jr.	240,305,957	442,786	589,337
John L. Stallworth	240,272,882	473,761	591,437
Kessel D. Stelling, Jr.	238,632,798	1,753,414	951,868
Melvin T. Stith	239,278,914	1,471,306	587,860
Barry L. Storey	240,300,021	446,681	591,378
Philip W. Tomlinson	239,784,787	965,106	588,187

There were 19,323,530 broker non-votes for each director on this proposal.

Proposal 2

The proposal was an advisory vote on the compensation of the Company’s named executive officers as determined by the Compensation Committee.

Votes For	Votes Against	Abstentions	Broker Non-Votes

232,362,011	7,969,213	1,006,856	19,323,530

Proposal 3

The proposal was to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes

259,188,267	1,392,784	80,559	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.
("Synovus")

Dated: May 1, 2018	By: /s/ Allan E. Kamensky
Allan E. Kamensky
Executive Vice President, General
Counsel and Secretary